UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Pathward Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! PATHWARD FINANCIAL, INC. 5501 S. BROADBAND LANE SIOUX FALLS, SD 57108 PATHWARD FINANCIAL, INC. 2024 Annual Meeting Vote by February 26, 2024 11:59 PM ET You invested in PATHWARD FINANCIAL, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 27, 2024. Vote Virtually at the Meeting* February 27, 2024 9:00 AM Central Standard Time Virtually at: www.virtualshareholdermeeting.com/CASH2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.2 For complete information and to vote, visit www.ProxyVote.com Control # V28463-P01996 Get informed before you vote View the Notice and Proxy Statement and Annual Report to Stockholders, including Form 10-K, online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 13, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V28464-P01996 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 01) Becky S. Shulman (3 year term) 02) Lizabeth H. Zlatkus (3 year term) 03) Christopher Perretta (2 year term) 1. Election of Directors Nominees: 2. To approve, by a non-binding advisory vote, the compensation of our “named executive officers” (a Say-on-Pay vote). 3. To approve the Pathward Financial, Inc. 2023 Omnibus Incentive Plan. 4. To ratify the appointment by the Board of Directors of the independent registered public accounting firm Crowe LLP as the independent auditors of Pathward Financial’s financial statements for the fiscal year ending September 30, 2024. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For